	Summary Prospectus	Ticker Symbols

Cash Management Fund	January 31, 2015	Class A: FICXX
Class B: --
Institutional Class: FIFXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses. You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com. The Fund’s prospectus and SAI, both dated January 31, 2015, as each may be amended or supplemented, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 160 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-54 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Institutional Class
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.75%	None
Other Expenses	0.52%	0.39%	0.16%
Total Annual Fund Operating Expenses	1.02%	1.64%	0.66%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$104	$325	$563	$1,248
Class B shares	$567	$817	$1,092	$1,778
Institutional Class shares	$67	$211	$368	$822

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$104	$325	$563	$1,248
Class B shares	$167	$517	$892	$1,778
Institutional Class shares	$67	$211	$368	$822

Principal Investment Strategies: The Fund invests primarily in high-quality money market instruments that are determined by the Fund’s investment adviser, First Investors Management Company, Inc., to present minimal credit risk, including but not limited to commercial paper, short-term corporate bonds and notes, floating and variable rate notes, U.S. Treasury securities and short-term obligations of U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government).
The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments.
In buying and selling securities, the Fund will consider its own credit analysis as well as ratings assigned by ratings services.
Principal Risks: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide support to the Fund at any time. The Fund is intended for investors who:
■  Are seeking income, and
■  Are seeking a conservative investment that provides a high degree of credit quality.
Here are the principal risks of investing in the Fund:
Credit Risk. There is a risk that the value of a money market instrument will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the Fund’s NAV to decline below $1.00 per share.
Credit risk also applies to securities issued by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government. The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.
Interest Rate Risk. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments generally decline. This could cause the Fund’s NAV to decline below $1.00 per share. As of the date of this prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk. The Fund may be unable to sell a security at a time or price most favorable to the Fund, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.
Regulatory Risk. The SEC recently adopted amendments to the money market fund rules. The amendments may require changes to the Fund’s operations and may negatively affect the Fund’s yield and return potential.
Yield Risk. The yields received by the Fund on its investments will generally decline as interest rates decline.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the Fund’s average annual returns for 1, 5, and 10 years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 1.14% (for the quarter ended September 30, 2007) and the lowest quarterly return was 0.00% (for each quarter ended since December 31, 2009).

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares	0.00%	0.00%	1.32%	--
Class B Shares	-4.00%	-0.40%	1.00%	--
Institutional Class Shares	0.00%	--	--	0.00%
* The average annual total returns shown for Institutional Class shares are for the period since its commencement on 4/1/13.
Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address:  Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase for Class A shares and Class B shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit First Investors’ or your financial intermediary’s website.